                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 2, 1998
                                                ------------------------------


                              Just For Feet, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                          000-23570                       63-0734234
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction                                                 Identification No.)
of incorporation)



7400 Cahaba Valley Road, Birmingham, Alabama                        35242
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:             (205) 408-3000
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         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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     On July 2, 1998, Just For Feet, Inc., a Delaware corporation (the
"Company"), consummated the acquisition of Sneaker Stadium, Inc., a Delaware corporation ("Sneaker Stadium"). Pursuant to an Agreement and Plan of Merger dated as of July 2, 1998 (the "Merger Agreement") among the Company, JFF Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and Sneaker Stadium, Merger Sub was merged with and into Sneaker Stadium, and the separate existence of Merger Sub ceased (the "Merger").

     Pursuant to the terms of the Merger Agreement, the Company assumed approximately $43 million of existing debt of Sneaker Stadium, and Sneaker Stadium's stockholders were released from their guarantees of Sneaker Stadium under the terms of such existing debt. Pursuant to the terms of a Contingent Payment Agreement entered into by the Company as of July 2, 1998, the Company is obligated to pay certain contingent payments to specified lenders of Sneaker Stadium on April 30, 2002 (for earnings on or before January 31, 2002), as soon as practicable after April 30, 2002 (for earnings for the quarterly period ending April 30, 2002), and January 31, 2003 (relating to taxes payable during the period beginning after July 2, 1998 and ending on January 31, 2003) if Sneaker Stadium's earnings exceed specified targeted amounts during such periods, provided that the aggregate contingent payments payable under the Contingent Payment Agreement may not exceed $33 million. In addition, the holders of Sneaker Stadium's issued and outstanding Common Stock and Series A Preferred Stock became entitled to receive $.0001 per share, or an aggregate of approximately $1,750, in exchange for their shares of Common Stock and Series A Preferred Stock.

     Concurrently with the closing of the Merger, the Company and Sneaker Guarantee LLC, a Delaware limited liability corporation ("Sneaker Guarantee") affiliated with Thomas H. Lee Company ("THL"), entered into a Common Stock and Warrant Purchase Agreement whereby the Company agreed to sell to Sneaker Guarantee, for an aggregate purchase price of $20 million, securities of the Company consisting of 926,355 units, with each unit comprised of 1 share of the Company's Common Stock and one warrant to purchase .99701626 of a share of the Company's Common Stock, upon the terms and subject to the conditions set forth in the Common Stock and Warrant Purchase Agreement. Under the terms of the Common Stock and Warrant Purchase Agreement, THL is entitled to designate a member of the Company's Board of Directors.

     Sneaker Stadium, based in Edison, New Jersey, was formerly a privately-held athletic retailer with 39 large-format superstores located primarily in the Northeastern and Mid-Atlantic states.

     The Company operates both large format superstores and smaller specialty stores which specialize in brand-name athletic and outdoor footwear. Prior to the acquisition, the Company operated 86 company-owned and 11 franchised Just For Feet superstores in 22 states and Puerto Rico. The Company also operates 103 Company-owned and 48 franchised specialty stores in 22 states and Puerto Rico.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Financial Statements of Business Acquired:

     At the present time, it is impractical to provide the required financial statements for Sneaker Stadium as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than September 15, 1998 (60 days after this Report is required to be filed).

(b)  Pro Forma Financial Information:

     At the present time, it is impractical to provide the pro forma financial information relative to the acquisition of Sneaker Stadium as required by Item 310 of Regulation S-K and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than September 15, 1998 (60 days after this Report is required to be filed).

(c)  Exhibits:

     2.4 Agreement and Plan of Merger dated as of July 2, 1998 among Just For Feet, Inc., a Delaware corporation, as Purchaser, JFF Merger Corp., a Delaware corporation and wholly-owned subsidiary of Purchaser, and Sneaker Stadium, Inc., a Delaware corporation

     10.17 Contingent Payment Agreement dated as of July 2, 1998 among Just For Feet, Inc., a Delaware corporation, for the benefit of Banque Nationale de Paris, for itself and as agent for itself and for Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Prime Rate Portfolio and Merrill Lynch Debt Strategies Portfolio, and subject to the limitations provided therein, for the benefit of the persons or entities listed on Schedule I thereto

     10.18 Common Stock and Warrant Purchase Agreement dated as of July 2, 1998 between Just For Feet, Inc. and Sneaker Guarantee LLC

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JUST FOR FEET, INC.


                                By: /s/ Eric L. Tyra
                                   -------------------------------------------
                                Name: Eric L. Tyra
                                     -----------------------------------------
                                Title: Executive Vice President & CFO
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Dated:    July 14, 1998

                                 EXHIBIT INDEX



Exhibit                                                               Sequential
Number                      Description of Exhibit                      Page No.
-------                     ----------------------                    ----------

   2.4 Agreement and Plan of Merger dated as of July 2, 1998 among Just For Feet, Inc., a Delaware corporation, as Purchaser, JFF Merger Corp., a Delaware corporation and wholly-owned subsidiary of Purchaser, and Sneaker Stadium, Inc., a Delaware corporation

   10.17 Contingent Payment Agreement dated as of July 2, 1998 among Just For Feet, Inc., a Delaware corporation, for the benefit of Banque Nationale de Paris, for itself and as agent for itself and for Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Prime Rate Portfolio and Merrill Lynch Debt Strategies Portfolio, and subject to the limitations provided therein, for the benefit of the persons or entities listed on
            Schedule I thereto

   10.18 Common Stock and Warrant Purchase Agreement dated as of July 2, 1998 between Just For Feet, Inc. and Sneaker Guarantee LLC